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________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 5(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) June 15, 2001 (June 14, 2001)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


           Delaware                     1-815                  51-0014090
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


                              1007 Market Street
                         Wilmington, Delaware   19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:   (302) 774-1000


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Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

     The Registrant files, pursuant to Regulation FD, its news release dated June 14, 2001, entitled "DuPont to Sell Selected U.S. Polyester Businesses to Alpek S.A. de C.V.; Sale Includes Manufacturing Assets in North Carolina and South Carolina," a copy of which is below. This news release is also filed in connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363).


                                 Contact:  Irv Lipp
                                           302-774-7447
                                           g-irvin.lipp-1@usa.dupont.com


    DuPont to Sell Selected U.S. Polyester Businesses to Alpek S.A. de C.V.; Sale Includes Manufacturing Assets in North Carolina and South Carolina


     WILMINGTON, Del., June 14, 2001 - DuPont today announced that it has reached a definitive agreement to sell certain of its U.S. Polyester Enterprise businesses and manufacturing assets to Alpek, the petrochemical group of Mexican industrial conglomerate ALFA S.A. de C.V. (ALFA).

     "Today's announcement reflects the next step in our strategy to reshape our overall investment in polyester to maximize value to our shareholders," said Gary M. Pfeiffer, DuPont chief financial officer.

     DuPont has agreed to sell to Alpek its U.S. terephthalic acid (TPA) business and its polyethylene terephthalate (PET) container resins business, along with their associated manufacturing assets at the Cape Fear site in Wilmington, N.C., and the Cedar Creek site in Fayetteville, N.C. DuPont also said it has agreed with Alpek to exit the companies' polyester staple fiber joint venture by mid-year 2002. The venture was formed by the two companies in 1999.

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     Alpek will also purchase polyester polymerization facilities at the Cape
Fear site and at the Cooper River site, located in Charleston, S.C. DuPont will grant licenses to Alpek for manufacturing technology of PET resins and the use of the Melinar(R) and Laser+(R) brands in the Americas region.

     Transfer of ownership is expected to occur in July. Terms and conditions were not disclosed. The company expects a one-time, non-cash charge of $.15 to $.17 to earnings in the second quarter to reflect a write-down to fair value of assets to be sold.

     Separately, Alpek and DuPont also announced today that DuPont will increase its equity position from 40 to 50 percent in their Mexican joint venture Fielmex, which manufactures and markets Lycra(R) elastane fiber, commensurate with its 50 percent equity position in a nylon joint venture in Mexico. This transaction will enhance Fielmex's access to DuPont stretch technologies.

     DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 70 countries and has 93,000 employees.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number

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of risks, uncertainties and assumptions.  Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.


                                     # # #


6/14/01

Melinar(R), Laser+(R), and Lycra(R) are registered trademarks of E. I. du Pont de Nemours and Company.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   E. I. DU PONT DE NEMOURS AND COMPANY
                                                (Registrant)



                                              /s/ D. B. Smith
                                     -------------------------------
                                                D. B. Smith
                                            Assistant Controller


June 15, 2001

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